UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2024

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Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrant as specified in its charter)

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Delaware	001-36873	47-1984212
Delaware	333-187556	26-4138486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 California Street, Suite 3500

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 893-0012

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 12, 2024, Summit Materials, Inc., a Delaware corporation (the “Company”), consummated the previously announced transaction pursuant to the Transaction Agreement, dated as of September 7, 2023 (the “Transaction Agreement”) with Argos North America Corp., a Delaware corporation (“Argos USA”), Cementos Argos S.A., a sociedad anónima incorporated in the Republic of Colombia (“Cementos Argos”), Argos SEM, LLC, a Delaware limited liability company (“Argos SEM”), and Valle Cement Investments, Inc., a sociedad anónima incorporated in the Republic of Panama (“Valle Cement” and, together with Argos SEM, the “Argos Parties”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Company acquired all of the outstanding equity interests of Argos USA from the Argos Parties (the “Transaction”). The Transaction is more fully described in Item 2.01 below.

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

Upon consummation of the Transaction, pursuant to the terms of the Transaction Agreement, the Company, Cementos Argos, Argos SEM and Valle Cement (each of Argos SEM and Valle Cement, an “Investor Participant”), entered into that certain Registration Rights Agreement, dated as of January 12, 2024 (the “Registration Rights Agreement”), pursuant to which, among other matters, subject to certain limited exceptions, Cementos Argos and each Investor Participant were granted certain customary shelf, demand and “piggy-back” registration rights with respect to their shares of Class A common stock, par value $0.01 per share, of the Company (“Class A Common Stock”), in each case, on the terms and subject to the conditions described therein. The disclosure set forth in the section entitled “The Transaction – Related Agreements – Registration Rights Agreement” beginning on page 45 of the Company’s definitive proxy statement filed on Schedule 14A on December 12, 2023 (the “Proxy Statement”) is incorporated herein by reference.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Stockholder Agreement

Upon consummation of the Transaction, pursuant to the terms of the Transaction Agreement, the Company, Cementos Argos, Argos SEM, Valle Cement and, solely for the purpose of specified sections of the Stockholder Agreement, Grupo Argos S.A., a sociedad anónima incorporated in the Republic of Colombia, entered into that certain Stockholder Agreement, dated as of January 12, 2024 (the “Stockholder Agreement”). The disclosure set forth in the section entitled “The Transaction – Related Agreements – Stockholder Agreement” beginning on page 35 of the Proxy Statement is incorporated herein by reference.

The foregoing description of the Stockholder Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stockholder Agreement, a copy of which is attached as Exhibit 10.2 and the terms of which are incorporated herein by reference.

Amendment No. 7 to Amended and Restated Credit Agreement

In connection with the Transaction, on January 12, 2024, Summit Materials, LLC (“Summit LLC”), an indirect subsidiary of the Company and the guarantors party thereto entered into Amendment No. 7 (“Amendment No. 7”) to the Amended and Restated Credit Agreement, dated as of July 17, 2015 (together with Amendment No. 1, dated as of January 19, 2017, Amendment No. 2, dated as of November 21, 2017, Amendment No. 3, dated as of May 22, 2018, Amendment No. 4, dated as of February 25, 2019, Amendment No. 5, dated as of December 14, 2022 and Amendment No. 6, dated as of January 10, 2023, the “Credit Agreement”), governing Summit LLC’s senior secured credit facilities, among Summit LLC, as borrower, the guarantors party thereto, the several banks and other financial institutions or entities party thereto, Bank of America, N.A., as administrative agent, collateral agent, L/C issuer and swing line lender and the other parties thereto.

Amendment No. 7 amended the Credit Agreement to, among other things:

(1) in respect of the term loan facility thereunder (the “Term Loan Facility”), (a) establish new term loans in an aggregate principal amount of $1,010,000,000 bearing interest, at Summit LLC’s option, based on either the base rate or Term SOFR rate and an applicable margin of (i) 1.50% per annum with respect to base rate borrowings and a floor of 1.00% per annum or (ii) 2.50% per annum with respect to Term SOFR borrowings and a floor of zero (and no credit spread adjustment), (b) provide for a maturity date for the Term Loan Facility of five years from the effective date of Amendment No. 7 (the “Amendment No. 7 Effective Date”), (c) subject the new term loans to a 1.00% prepayment premium in respect of any principal amount repaid in connection with certain repricing transactions occurring within six months following the Amendment No. 7 Effective Date and (d) require quarterly amortization payments in respect of the Term Loan Facility equal to 1.00% per annum, payable quarterly in arrears based on the principal amount of the Term Loan Facility on the Amendment No. 7 Effective Date. The proceeds of the new term loans were used to (i) fund a portion of the cash consideration in connection with the Transaction, (ii) refinance the $504.5 million of existing term loans outstanding on the Amendment No. 7 Effective Date and (iii) pay fees, commissions and expenses in connection with the foregoing;

(2) in respect of the revolving credit facility thereunder (the “Revolving Credit Facility”), (a) increase the total aggregate commitments under the Revolving Credit Facility from $395.0 million to $625.0 million and (b) reduce the existing leverage-based rates applicable to the Revolving Credit Facility to a flat rate with an applicable margin of (i) 1.50% per annum with respect to base rate borrowings and a floor of 1.00% per annum or (ii) 2.50% per annum with respect to Term SOFR borrowings and a floor of zero (and no credit spread adjustment); and

(3) modify certain covenants to provide greater flexibility for Summit LLC under the Credit Agreement.

All other material terms and provisions of the Term Loan Facility and the Revolving Credit Facility remain substantially the same as the terms and provisions in place immediately prior to the Amendment No. 7 Effective Date.

The foregoing description of Amendment No. 7 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 7 which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. As a result of the Transaction and on the terms and pursuant to the conditions contained in the Transaction Agreement, on January 12, 2024, the Company acquired all of the issued and outstanding equity interests of Argos USA from the Argos Parties, free and clear of all liens, other than generally applicable restrictions on transfer under applicable securities laws.

At the Company’s special meeting of its stockholders held on January 11, 2024 (the “Special Meeting”), the Company’s stockholders considered and approved proposals to (i) issue shares of Class A Common Stock in an amount that exceeded 20% of the then outstanding shares of Common Stock (as defined below) and (ii) issue one share of preferred stock, par value $0.01 per share, of the Company (the “Preferred Share”).

Pursuant to the Transaction Agreement, the aggregate consideration paid to the Argos Parties in the Transaction consisted of (i) $1.2 billion of cash (subject to customary adjustments) (the “Cash Consideration”), (ii) 54,720,000 shares of Class A Common Stock (the “Class A Consideration”) and (iii) the Preferred Share (together with the Class A Consideration, the “Stock Consideration”) (collectively, the “Closing Consideration”). The Closing Consideration is subject to certain customary adjustments, with any upward or downward adjustments to the Closing Consideration to be made against the Cash Consideration.

The foregoing description of the Transaction and the Transaction Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Transaction Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 8, 2023 and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02. The issuance of the Stock Consideration to Cementos Argos (on behalf of the Argos Parties) was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Item 3.03 Material Modification to Rights of Security Holders.

Certificate of Designation

In connection with the consummation of the Transaction, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware, and the Certificate of Designation became effective on January 12, 2024. The Certificate of Designation includes, among other rights, privileges and restrictions, that the Preferred Share:

•	will be issued to, and at all times held solely by, Cementos Argos and will not in any event be Transferable (as defined in the Stockholder Agreement, without giving effect to clause (iii) in the definition thereof) without the prior written consent of the board of directors of the Company (the “Board”);

•	will entitle the holder of the Preferred Share to no economic rights whatsoever (and no dividends or other distributions will be declared or paid on the Preferred Share);

•	is not convertible into or exchangeable for any Class A Common Stock or Class B common stock, par value $0.01 per share, of the Company (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) or other security of the Company;

•	will not entitle the holder of the Preferred Share to vote on any matter; provided that: (x) solely during a Preferred Voting Window (as defined in the Stockholder Agreement), and subject in all respects to the terms, conditions, obligations and limitations set forth in the Stockholder Agreement, the Preferred Share will entitle the holder thereof to vote together with the holders of Class A Common Stock and Class B Common Stock as a single class, on any matter for which the holders of Class A Common Stock and Class B Common Stock are generally entitled to vote, and (y) on such matters referred to in the foregoing clause (x), the voting power of the Preferred Share will represent the minimum number of votes as would allow the holder thereof to have a voting interest in the Company of 25.01% (with the Preferred Share voting together as a single class with Class A Common Stock and Class B Common Stock) in respect of any matter that is the subject of approval by the holders of Class A Common Stock and Class B Common Stock generally; and

•	will be immediately and automatically cancelled, without consideration and with no further action on the part of any person, upon the earliest to occur of (i) certain change of control transactions of the Company, (ii) such time as Investor Anchor (as defined in the Stockholder Agreement) has a voting interest in the Company equal to or less than 25% and the 90 day trading period has expired following any (A) issuance of voting securities by the Company that results in a reduction of Investor Anchor’s voting interest or (B) sale, disposition or transfer by Investor Anchor of Class A Common Stock which would result in a reduction of Investor Anchor’s beneficial ownership of Class A Common Stock, or (iii) such Preferred Share is held by any person other than Cementos Argos, in the case of (i) or (iii) of the foregoing, without the prior written consent of the Board.

The disclosure set forth in the section entitled “The Transaction – The Transaction Agreement – Certificate of Designation; Preferred Share” beginning on page 34 of the Proxy Statement is incorporated herein by reference. In connection with the closing of the Transaction, the Board approved and adopted the Certificate of Designation.

The foregoing description of the Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1, and the full text of the Stockholder Agreement, a copy of which is attached as Exhibit 10.2 and the terms of which are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transaction, effective as of the closing of the Transaction, (i) John Murphy resigned from his position as a director of the Company, (ii) Juan Esteban Calle, Jorge Mario Velásquez and Irene Moshouris were appointed as directors of the Company and (iii) Brian Frantz was appointed as Chief Accounting Officer and Senior Vice President of the Company.

In connection with the Transaction, effective as of the closing of the Transaction, (i) Juan Esteban Calle was appointed to the Human Capital and Compensation Committee of the Board, (ii) Jorge Mario Velásquez was appointed to the Governance and Sustainability Committee of the Board, (iii) Irene Moshouris was appointed to the Audit Committee of the Board and (iv) Howard Lance was removed from the Human Capital and Compensation Committee of the Board and the Governance and Sustainability Committee of the Board.

In connection with the Transaction, effective as of the closing of the Transaction, the Company entered into indemnification agreements with each of Juan Esteban Calle, Jorge Mario Velásquez and Irene Moshouris. These indemnification agreements require the Company to indemnify its directors to the fullest extent permitted by applicable law and to advance and reimburse expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing summary of the indemnification agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnification agreement, a copy of which is attached as Exhibit 10.4 and the terms of which are incorporated herein by reference.

Item 8.01. Other Events.

On January 12, 2024, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in its entirety herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item are not being filed herewith. They will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item is not being filed herewith. It will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1*†	Transaction Agreement, dated September 7, 2023, among Summit Materials, Inc., Argos North America Corp., Cementos Argos S.A., Argos SEM, LLC and Valle Cement Investments, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 8, 2023)
3.1	Certificate of Designation, dated as of January 12, 2024
10.1	Registration Rights Agreement, dated as of January 12, 2024, by and among Summit Materials, Inc., Cementos Argos S.A., Argos SEM, LLC and Valle Cement Investments, Inc.
10.2	Stockholder Agreement, dated as of January 12, 2024, by and among Summit Materials, Inc., Cementos Argos S.A., Argos SEM, LLC and Valle Cement Investments, Inc. and, solely for the purpose of specified sections of the Stockholder Agreement, Grupo Argos S.A.
10.3	Amendment No. 7, dated as of January 12, 2024, to the Amended and Restated Credit Agreement, dated as of July 17, 2015 (as amended by Amendment No. 1, dated as of January 19, 2017, Amendment No. 2, dated as of November 21, 2017, Amendment No. 3, dated as of May 22, 2018, Amendment No. 4, dated as of February 25, 2019, Amendment No. 5, dated as of December 14, 2022 and Amendment No. 6 dated as of January 10, 2023), among Summit Materials, LLC, as the borrower, the guarantors party thereto, the several banks and other financial institutions or entities party thereto, Bank of America, N.A., as administrative agent, collateral agent, L/C issuer and swing line lender and the other parties thereto.
10.4	Form of Indemnification Agreement
99.1	Press Release, dated as of January 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Annexes, schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

† Certain sensitive personally identifiable information in this exhibit was omitted by means of redacting a portion of the text and replacing it with [***].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

DATED: January 12, 2024	By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	EVP, Chief Legal Officer & Secretary